                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 237, Florida Trust 88 and Maryland Trust 109

  We consent to the use of our report dated September 21, 1999, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                             /s/ KPMG LLP

New York, New York
September 21, 1999